UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2012

Item 1. Report to Stockholders.

LEGENDARY AS
THE LIVE OAK —
VILLERE

Villere Balanced Fund

Annual Report  August 31, 2012

LEGENDARY AS A LIVE OAK,  AS RESILIENT AS NEW ORLEANS.

For more than 100 years, Villere & Co.—like the city’s signature trees—has demonstrated stability and strength.  In the aftermath of Hurricane Katrina and the recent Hurricane Isaac, the company closed for only a single day.  Working on behalf of high-net-worth individuals and not-for-profit organizations, Villere seeks investments that can, over time, become as strong as a St. Charles Avenue live oak.

The company’s VILLERE BALANCED FUND (VILLX) received the
2012 Lipper Fund Award For Best Mixed-Asset Target Allocation Growth Fund.
The recognition was based on the Fund’s highest consistent risk-adjusted return over three and five years as of 11/30/2011 among 139 and 134 funds, respectively.

Find out more and read national media coverage at villere.com.

Each Lipper average represents a universe of Funds with similar investment objectives.  Rankings for the periods shown are based on Fund total returns, dividends and distributions reinvested and do not reflect sales charges.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper.  Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk.  This is not an offer to buy or sell securities.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community.  The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts and investor relations teams.  The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings.  For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com

Villere Balanced Fund

October 4, 2012

To Our Fellow Shareholders:

As of August 31, 2012, the Villere Balanced Fund had a one-year return of 18.25% that compares to the S&P 500 return of 18.00% and the Lipper Balanced Index return of 9.55%.  Our five-year return is 7.11% annualized that compares to the S&P 500, which returned only 1.28% annualized and the Lipper Balanced Index that rose 2.56% annually.  Our cumulative return since inception (September 30, 1999) is 181.01% (8.33% on an annualized basis) that compares to the S&P 500 that increased 39.27% (2.60% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 72.83% (4.33% annualized).

					Since
Average Annual Total Returns					Inception
for Period Ending 8/31/12	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	4.93	18.25	7.11	9.55	8.33
Barclays Capital Intermediate
Government/Credit
Bond Index	2.29	4.04	5.80	4.92	5.75
Lipper Balanced
Funds Index	1.85	9.55	2.56	6.11	4.33
S&P 500 Index	4.14	18.00	1.28	6.51	2.60

The Fund’s Gross Expense Ratio is 1.12%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

We are very happy with our performance as Bloomberg ranked our fund #1 of 202 balanced funds for the 1-year ending August 31, 2012, #4 of 151 balanced funds for the 5-year, and #1 of 120 balanced funds for the decade.  We know that past performance is not indicative of future results, which is why we are working even harder to uncover tomorrow’s winners.

Our fund emphasizes offense rather than defense as we feel many funds try to avoid losing money in contrast to making money.  This certainly helped

Villere Balanced Fund

returns in 2012.  We believe that mutual fund flows are an important measure of potential returns of the equity markets.  According to fund flows data by the Investment Company Institute, money continues to pour out of equity funds and into bond funds.  We base this amazing contrary indicator on the belief that investors historically panic at bottoms and have been euphoric at tops in the market.  Ultimately this has been positive for equities.  In recent weeks we have seen $16 billion pour into bond funds and $8 billion come out of stock funds.  We were opportunistic and bought sound growth companies with what we believe are good balance sheets, dominant market positions, and top management that were trading at historically low valuations.

We continue to monitor the European financial crisis.  Mario Draghi, president of the European Central Bank was quoted as saying, “within our mandate, the ECB is ready to do whatever it takes to preserve the Euro,” when referring to the financial contagion.  The ECB is buying bonds in an effort to reduce interest rates and make it affordable for countries like Spain and France to borrow money.  We have learned not to bet against the Fed or the ECB, and with such an accommodative stance towards monetary policy we think the market should move higher due to increased liquidity.

We are also monitoring the elections as well as the looming fiscal cliff.  We believe that the uncertainty surrounding both topics as well as the European Crisis has kept stock buyers on the sidelines, and as these uncertainties lift we may finally get fund flows to reverse course into stocks from bonds.  Our fund is positioned to take full advantage.

Our performance over the past year was helped by a few larger capitalization companies including Apple that appreciated 78% and Visa that gained 50%.  A supporting role was played by 3D Systems that appreciated 169% and Pool Corporation which rose 55%.

Our thesis with Apple and Visa both remain intact though neither is as cheap as when originally purchased.  In the case of Apple we still believe upside exists as Apple TV emerges as well as further penetration into China.  Their iPhones are already offered to China Telecom’s 120 million subscribers, but a deal with China Mobile would add about 650 million users that could potentially buy their smart phones.  We believe the long-term trends with Visa are still intact as the world continues to move to a cashless society.

Pool Corporation continues to perform well.  We love the recurring revenue side of their business arising from the constant maintenance and repair of swimming pools.  About 2/3 of their revenue is non-discretionary which should

Villere Balanced Fund

allow the company to grow earnings at 20% per year over the next five years.  Any recovery in housing would be lagniappe*.  Pool continues to dominate their niche as evidenced by their 212 sales centers; the same number as their top 48 competitors combined.  The current pool replacement/refurbishment cycle encompasses 2 million pools which are 6 to 15 years in age.  This recovery value has been estimated at $300-$320 million from 2011-2018.

One of our names that did not perform as well as expected was SandRidge Energy that is run by the co-founder of Chesapeake, Tom Ward.  This stock unfortunately lost 4.92% over the 12 month period.  However, after spending time with Tom this week, we are convinced our investment has potential to provide significant growth.  We believe they could double production from 2011 to 2014 and triple EBITDA (Earnings Before Interest Taxes Depreciation & Amortization) from now until 2015.  We believe this will be accomplished and we should see a commensurate rise in the stock price.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the potential stability of fixed income, and the opportunity for growth in equities.  Our fund has concentrated positions in fewer equities than most Balanced Funds and we accept that our fund may be more volatile than our peers, but we expect the potential for higher performance.  Many funds own a large number of stocks and, we believe, become overly diversified.  We believe in diversification, but focus on exceptional ideas.  When correct, our fund has benefited more fully due to such a healthy weighting.

In conclusion, we are confident that our style of conducting extensive research on each company should allow us to succeed.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Villere Balanced Fund

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of the United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.  You cannot invest directly in an index.

Bloomberg Rankings are derived from the returns of the funds.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the funds.  Returns are then compared to all other fund on the system within the U.S. (those listed on NASDAQ) and to those funds that share the same objective within the U.S.  Past performance is not indicative of future results.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.

* a small gift given to a customer by a merchant at the time of a purchase; unique to the New Orleans dialect.

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2012 (Unaudited)

Sector Allocation	Percent of Net Assets
Finance & Insurance	14.9%
General Manufacturing	14.8%
Food Manufacturing	11.6%
Computer & Electronic Products	11.5%
Professional, Scientific & Technical Services	9.8%
Transportation & Warehousing	9.0%
Mining	6.8%
Information	6.1%
Money Market Funds	4.9%
Retail Trade	4.9%
Chemical Manufacturing	3.3%
Utilities	1.3%
Real Estate, Rental & Leasing	0.5%
Other Assets in Excess of Liabilities	0.6%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2012 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/12 – 8/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2012 (Unaudited) (Continued)

are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/12	Value 8/31/12	3/1/12 – 8/31/12*
Actual	$1,000	$1,049	$5.10

Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.03

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index / 35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns As of August 31, 2012

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/12)
Villere Balanced Fund	18.25%	7.11%	9.55%	$24,894
S&P 500® Index	18.00%	1.28%	6.51%	$18,781
S&P 500® Index (65%)/Barclays
Capital Intermediate Government/
Credit Bond Index (35%)	13.25%	3.28%	6.27%	$18,365
Barclays Capital Intermediate
Government/Credit Index	4.04%	5.80%	4.92%	$16,164
Lipper Balanced Fund Index	9.55%	2.56%	6.11%	$18,090

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2002, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The chart assumes reinvestment of dividends and capital gains.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2012

Shares		Value
COMMON STOCKS: 65.4%

Aerospace Products
& Services: 3.4%
184,000	BE Aerospace,
	Inc.*	$7,407,840
Computer & Electronic
Products: 9.3%
12,130	Apple, Inc.	8,069,361
899,500	ION Geophysical
	Corp.*	5,873,735
107,400	Varian Medical
	Systems, Inc.*	6,314,046
		20,257,142
Couriers & Messengers: 3.2%
78,700	FedEx Corp.	6,896,481

Credit Intermediation: 5.1%
360,800	Euronet
	Worldwide, Inc.*	6,407,808
37,500	Visa, Inc.	4,809,375
		11,217,183
Food Manufacturing: 8.1%
240,000	Flowers Foods, Inc.	4,956,000
134,100	Ingredion, Inc.	7,218,603
65,000	The J. M.
	Smucker Co.	5,523,050
		17,697,653
Information Services: 3.4%
519,086	NIC, Inc.	7,490,411

Machinery: 7.0%
349,022	3D Systems
	Corp.*1	15,255,752

Oil & Gas Extraction: 5.9%
394,100	Northern Oil
	& Gas, Inc.*	6,439,594
967,000	SandRidge
	Energy, Inc.*	6,353,190
		12,792,784
Professional, Scientific &
Technical Services: 9.8%
417,400	Constant
	Contact, Inc.*	8,160,170
474,631	EPIQ Systems,
	Inc.1	5,562,675
389,200	Luminex Corp.*1	7,527,128
		21,249,973
Retail: 3.4%
235,000	Sotheby’s	7,346,100

Sporting & Recreation
Goods: 3.5%
192,800	Pool Corp.	7,594,392

Water Transportation: 3.3%
209,500	Carnival Corp.	7,265,460

TOTAL COMMON STOCKS
(Cost $116,301,031)		142,471,171

CONVERTIBLE
PREFERRED STOCK: 3.0%

Credit Intermediation: 3.0%
6,130	Bank of
	America Corp.	6,479,410
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $5,339,853)		6,479,410

Principal
Amount
CORPORATE BONDS: 26.1%

Air Transportation: 0.5%
	The Boeing Co.,
	3.750%,
$1,000,000	11/20/16	1,116,866

Beverage Products: 1.7%
	The Coca-Cola Co.,
	0.750%,
1,500,000	11/15/13	1,508,148
	Pepsico, Inc.,
	3.125%,
2,000,000	11/1/20	2,161,100
		3,669,248

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2012 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 26.1%
(Continued)

Building Material, Garden
& Supplies Dealers: 1.1%
	The Home Depot,
	Inc., 5.400%,
$2,000,000	3/1/16	$2,322,340

Chemical Manufacturing: 3.3%
	E.I. DuPont De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/12	1,008,530
	GlaxoSmithKline
	PLC, 1.500%,
4,000,000	5/8/17	4,085,340
	McKesson Corp.,
	4.750%,
1,000,000	3/1/21	1,170,498
	Pfizer, Inc., 6.200%,
700,000	3/15/19	896,904
		7,161,272
Computer & Electronic
Products: 2.2%
	Dell, Inc., 2.100%,
4,000,000	4/1/14	4,096,556
	Hewlett-Packard
	Co., 3.750%,
500,000	12/1/20	491,727
	International
	Business Machines
	Corp., 4.750%,
250,000	11/29/12	252,760
		4,841,043
Credit Intermediation: 4.1%
	BB&T Corp.,
	4.900%,
1,000,000	6/30/17	1,123,165
	General Electric
	Capital Corp.,
	4.375%,
775,000	9/16/20	861,795
	John Deere Capital
	Corp., 2.250%,
500,000	4/17/19	523,141
	JPMorgan Chase
	& Co., 4.875%,
500,000	3/15/14	526,879
	3.150%,
3,000,000	7/5/16	3,178,842
	Whitney National
	Bank, 5.875%,
2,650,000	4/1/17	2,758,814
		8,972,636
Food Manufacturing: 1.7%
	Kellogg Co.,
	3.250%,
2,000,000	5/21/18	2,191,798
	Kraft Foods, Inc.,
	5.250%,
400,000	10/1/13	418,858
	5.375%,
523,000	2/10/202	626,028
	5.375%,
477,000	2/10/20	574,197
		3,810,881
Furniture & Related
Products: 1.0%
	Leggett & Platt,
	Inc., 4.650%,
1,500,000	11/15/14	1,589,664
	3.400%,
500,000	8/15/22	521,125
		2,110,789
General Merchandising: 0.3%
	Wal-Mart Stores,
	Inc., 3.250%,
500,000	10/25/20	552,362

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2012 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 26.1%
(Continued)

Insurance Carriers: 1.3%
	AFLAC, Inc.,
	4.000%,
$2,000,000	2/15/22	$2,165,582
	Prudential
	Financial, Inc.,
	5.000%,
750,000	1/15/13	759,488
		2,925,070
Motion Picture &
Entertainment: 0.2%
	Viacom, Inc.,
	3.500%,
500,000	4/1/17	543,747

Oil & Gas: 0.9%
	Shell International
	Finance Corp.,
	1.875%,
1,000,000	3/25/13	1,008,739
	Stone Energy
	Corp., 8.625%,
982,000	2/1/17	1,036,010
		2,044,749
Rail Transportation: 1.3%
	Norfolk Southern
	Corp., 3.000%,
2,725,000	4/1/22	2,829,144

Rental & Leasing
Services: 0.5%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	5/1/13	1,026,250

Securities & Financial
Services: 1.4%
	Goldman Sachs
	Group, Inc.,
	5.250%,
1,500,000	7/27/21	1,597,803
	5.375%,
1,000,000	3/15/20	1,079,343
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	291,426
		2,968,572
Telecommunications: 2.6%
	AT&T, Inc.,
	1.600%,
2,000,000	2/15/17	2,052,794
	Vodafone Group
	PLC, 4.625%,
2,150,000	7/15/18	2,484,800
	4.375%,
1,000,000	3/16/21	1,159,254
		5,696,848
Transportation Equipment: 0.7%
	General Dynamics
	Corp., 5.375%,
300,000	8/15/15	340,123
	Lockheed Martin
	Corp., 4.250%,
1,000,000	11/15/19	1,125,933
		1,466,056
Utilities: 1.3%
	Duke Energy Corp.,
	2.150%,
2,800,000	11/15/16	2,901,296
TOTAL CORPORATE
BONDS
(Cost $53,862,290)		56,959,169

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2012 (Continued)

Shares	Value
SHORT-TERM INVESTMENTS: 4.9%

Money Market Funds: 4.9%
Federated Treasury
Obligation Fund –
Trust Shares,
6,102,025	0.012%3	$6,102,025
Fidelity Money
Market Portfolio –
Select Class,
4,628,143	0.114%3	4,628,143
10,730,168
TOTAL SHORT-TERM
INVESTMENTS
(Cost $10,730,168)	10,730,168
TOTAL INVESTMENTS
IN SECURITIES: 99.4%
(Cost $186,233,342)	216,639,918
Other Assets in Excess
of Liabilities: 0.6%	1,233,014
TOTAL NET
ASSETS: 100.0%	$217,872,932

*	Non-income producing security. (See Note 2 in Notes to Financial Statements.)
1	A portion of this security is considered illiquid.
2
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

3	7-day yield as of August 31, 2012.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2012

ASSETS
Investments in securities, at value
(Cost $186,233,342) (Note 2)	$216,639,918
Receivables:
Fund shares sold	784,683
Dividends and interest	729,633
Prepaid expenses	30,011
Total assets	218,184,245

LIABILITIES
Payables:
Fund shares redeemed	69,442
Investment advisory fees	132,779
Administration fees	45,634
Custody fees	2,068
Fund accounting fees	11,892
Transfer agent fees	7,060
Chief Compliance Officer fees	1,876
Other accrued expenses	40,562
Total liabilities	311,313
NET ASSETS	$217,872,932

Net asset value, offering price and redemptions price per share
($217,872,932/10,668,282 shares outstanding; unlimited
number of shares authorized without par value)	$20.42

COMPONENTS OF NET ASSETS
Paid-in capital	$183,132,695
Undistributed net investment income	701,187
Undistributed net realized gain on investments	3,632,474
Net unrealized appreciation on investments	30,406,576
Net assets	$217,872,932

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2012

INVESTMENT INCOME
Interest	$1,350,802
Dividends	994,174
Total investment income	2,344,976

EXPENSES (Note 3)
Investment advisory fees	1,047,518
Administration fees	151,179
Fund accounting fees	47,590
Registration fees	29,146
Transfer agent fees	29,110
Audit fees	20,127
Custody fees	18,861
Miscellaneous expense	16,904
Reports to shareholders	14,980
Chief Compliance Officer fees	7,529
Legal fees	7,111
Trustee fees	5,539
Insurance expense	1,824
Total expenses	1,397,418
Net investment income	947,558

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	3,770,625
Change in net unrealized appreciation on investments	18,877,152
Net realized and unrealized gain on investments	22,647,777
Net increase in net assets resulting from operations	$23,595,335

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2012	August 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$947,558	$551,433
Net realized gain on investments	3,770,625	6,996,804
Change in net unrealized appreciation
on investments	18,877,152	8,867,089
Net increase in net assets
resulting from operations	23,595,335	16,415,326

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(797,786)	(701,097)
From net realized gain	(2,352,480)	—
Total distributions to shareholders	(3,150,266)	(701,097)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	111,005,036	20,153,557
Total increase in net assets	131,450,105	35,867,786

NET ASSETS
Beginning of year	86,422,827	50,555,041
End of year	$217,872,932	$86,422,827
Undistributed net investment income	$701,187	$551,415

(a)    Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2012		August 31, 2011
	Shares	Value	Shares	Value
Shares sold	7,947,145	$152,391,847	2,045,234	$37,146,243
Shares issued
in reinvestment
of distributions	176,211	3,076,638	41,544	695,042
Shares redeemed	(2,312,071)	(44,463,449)	(999,136)	(17,687,728)
Net increase	5,811,285	$111,005,036	1,087,642	$20,153,557

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$17.79	$13.41	$12.66	$14.21	$16.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.10	0.19	0.16	0.17
Net realized and unrealized
gain (loss) on investments	3.07	4.46	0.72	(1.42)	(1.65)
Total from
investment operations	3.15	4.56	0.91	(1.26)	(1.48)

LESS DISTRIBUTIONS:
From net
investment income	(0.13)	(0.18)	(0.16)	(0.12)	(0.26)
From net realized gain	(0.39)	—	—	(0.17)	(0.56)
Total distributions	(0.52)	(0.18)	(0.16)	(0.29)	(0.82)
Net asset value,
end of year	$20.42	$17.79	$13.41	$12.66	$14.21

Total return	18.25%	34.10%	7.16%	(8.53)%	(9.28)%

SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$217.9	$86.4	$50.6	$48.6	$53.4

Portfolio turnover rate	17%	40%	27%	39%	21%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/
recouped	1.00%	1.11%	1.17%	1.28%	1.19%
After fees waived/
recouped	1.00%	1.11%	1.17%	1.28%	1.19%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/
recouped	0.68%	0.76%	1.31%	1.42%	1.10%
After fees waived/
recouped	0.68%	0.76%	1.31%	1.42%	1.10%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At August 31, 2012, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$142,471,171	$—	$—	$142,471,171
Convertible
Preferred Stock^	6,479,410	—	—	6,479,410
Corporate Bonds^	—	56,959,169	—	56,959,169
Short-Term
Investments	10,730,168	—	—	10,730,168
Total Investments
in Securities	$159,680,749	$56,959,169	$—	$216,639,918

 ^  See Schedule of Investments for industry breakout.

There were no transfers into or out of Level 1 or 2 during the year.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At August 31, 2012, the Fund had investments in illiquid securities with a total value of $28,345,555 or 13.0% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
3D Systems Corp.	349,022	5/1/2003 – 12/9/2011	3,631,804
Luminex Corp.	389,200	5/6/2004 – 1/18/2012	6,227,049
EPIQ Systems, Inc.	474,631	11/17/2005 – 4/15/2011	5,672,484

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2012, the Fund incurred $1,047,518 in advisory fees.

Effective April 1, 2012, the Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 0.99% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Prior to April 1, 2012, the  contractually agreed to limit for the Fund’s annual ratio of expenses was 1.50%.  As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the year ended August 31, 2012.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended August 31, 2012, the Fund incurred $151,179 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2012, the Fund was allocated $7,529 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $122,157,838 and $20,802,909, respectively.

For the year ended August 31, 2012, there were no purchases or sales of U.S. Government obligations.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2012 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2012 and year ended August 31, 2011 for the Fund were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$797,786	$701,097
Long-term capital gain	2,352,480	—
	$3,150,266	$701,097

As of August 31, 2012 the components of distributable earnings on a tax basis were as follows:

Cost of investments	$186,627,545
Gross tax unrealized appreciation	$33,584,019
Gross tax unrealized depreciation	(3,571,646)
Net tax unrealized appreciation	30,012,373
Undistributed ordinary income	1,661,322
Undistributed long-term capital gain	3,066,542
Total distributable earnings	4,727,864
Other accumulated losses	—
Total accumulated gains	$34,740,237

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund (the “Fund”), a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 16, 2012

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Position	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		University of
2020 E. Financial Way			(prior thereto Senior		Virginia Law
Suite 100			Vice President), and		School
Glendora, CA 91741			Managing Director,		Foundation.
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Position	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment
2020 E. Financial Way			related computer
Suite 100			software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(“ICA”) (mutual fund		Aston Funds;
			administrator).		Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President,	1	None.
(born 1973)		Term;	and Chief Financial
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		January	positions), U.S.
615 East Michigan St.		2011.	Bancorp Fund
Milwaukee, WI 53202	Trustee	Indefinite	Services, LLC,
		Term;	since 1997.
Since
September
2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		November	since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Position	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		February	Bancorp Fund
2020 E. Financial Way		2008.	Services, LLC,
Suite 100			since July 2007.
Glendora, CA 91741

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compliance	Term;	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	U.S. Bancorp Fund
Fund Services, LLC		July 2011.	Services, LLC since
615 East Michigan St.	Anti-Money	Indefinite	August 2004.
Milwaukee, WI 53202	Laundering	Term;
	Officer	Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, the only one managed by the Adviser.
(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an Interested Trustee by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designated 75.86% of the dividends declared from net investment income during the fiscal year ended August 31, 2012 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the fiscal year ended August 31, 2012, 75.86% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Fund’s web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.villere.com.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for the Villere Balanced Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with St. Denis J. Villere & Company, LLC (the “Adviser”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s disaster recovery plan, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted that the Fund has outperformed its peer group median for the year-to-date, one-year, three-year, five-year and ten-year time periods.  The Board considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.

The Trustees found that the fees charged to the Fund were in line with the fees charged by the Adviser to its other investment management and separately managed account clients.  The Board noted that the Adviser contractually had agreed to maintain an annual expense ratio of 1.50% and observed that the Fund has been operating below its expense cap.  The Board took into consideration the services the Adviser provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board noted that the Fund’s advisory fees were slightly above its peer group median and the net expense ratio was slightly below its peer group median.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels but would revisit this issue in the future as circumstances changed and asset levels increased.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund Fund

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

   Villere Balanced Fund Fund

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 6, 2012

By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     November 7, 2012

* Print the name and title of each signing officer under his or her signature.